Exhibit 99.1

SemiLEDs Reports First Quarter Fiscal Year 2015

Financial Results

Hsinchu, Taiwan (January 14, 2015) — SemiLEDs Corporation (NASDAQ: LEDS), “SemiLEDs” or the “Company,” a developer and manufacturer of LED chips and LED components, today announced its financial results for the first quarter of fiscal year 2015, ended November 30, 2014.

Revenue for the first quarter of fiscal 2015 was $2.9 million, a 29% increase compared to $2.3 million in the fourth quarter of fiscal 2014. GAAP net loss attributable to SemiLEDs stockholders for the first quarter of fiscal 2015 was $4.3 million, or a net loss of $0.15 per diluted share, compared to GAAP net loss attributable to SemiLEDs stockholders of $5.4 million, or a net loss of $0.19 per diluted share, for the fourth quarter of fiscal 2014.

“Results during the first quarter were in line with our guidance,” said Trung Doan, Chairman, President and CEO. “With our facility consolidation now concluded and new design wins in our target markets, we look forward to realizing further benefits from these efforts in the second fiscal quarter,” concluded Doan.

On a non-GAAP basis, net loss attributable to SemiLEDs stockholders for the first quarter of fiscal 2015 was $3.9 million, or a net loss of $0.14 per diluted share, compared to non-GAAP net loss attributable to SemiLEDs stockholders of $5.0 million, or a net loss of $0.17 per diluted share for the fourth quarter of fiscal 2014.

GAAP gross margin for the first quarter of fiscal 2015 was negative 53%, compared with gross margin for the fourth quarter of fiscal 2014 of negative 134%. Operating margin for the first quarter of fiscal 2015 was negative 152%, compared with negative 251% in the fourth quarter of fiscal 2014.  The Company’s cash and cash equivalents were $8.7 million at the end of the first quarter of fiscal 2015, compared to the fourth quarter fiscal 2014 ending balance of $12.6 million. Cash used in operating activities was $2.7 million in the first quarter of fiscal 2015.

Management’s Prepared Remarks

In conjunction with the dissemination of this release, SemiLEDs will post management’s prepared remarks for its first fiscal quarter 2015 financial results on the Investors section of its website at http://investors.semileds.com/events.cfm.

About SemiLEDs

SemiLEDs develops and manufactures LED chips and LED components primarily for general lighting applications, including street lights and commercial, industrial and residential lighting, along with specialty industrial applications such as ultraviolet (UV) curing, medical/cosmetic, counterfeit detection, horticulture, architectural lighting and entertainment lighting. SemiLEDs sells blue, white, green and UV LED chips.

Non-GAAP Financial Measures

SemiLEDs has provided in this press release adjusted financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. SemiLEDs uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. SemiLEDs believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends, and in comparing its financial results with other companies in SemiLEDs’ industry, many of which present similar non-GAAP financial measures to investors. The historical non-GAAP financial measures presented above exclude the following items required to be included by GAAP: non-cash stock-based compensation charges, and the related tax effect, if any. In addition to the non-GAAP financial measures discussed above, SemiLEDs also uses free cash flow as a measure of operating performance. Free cash flow represents cash provided by operating activities less capital expenditures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of historic non-GAAP financial measures to GAAP results has been provided in the financial statement tables included in this press release.

Forward Looking Statements

This press release contains statements that may constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of future revenues, income, margins or other financial information; any statements about historical results that may suggest trends for SemiLEDs’ business; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding recovery of the LED industry, market opportunities and other future events or technology developments; any statements regarding SemiLEDs’ position to capitalize on any market opportunities; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future SemiLEDs’ or industry performance based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. SemiLEDs’ Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and other SemiLEDs filings with the SEC (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risks and other factors that may affect SemiLEDs’ business, results of operations and financial condition. SemiLEDs undertakes no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Christopher Lee
Interim Chief Financial Officer
SemiLEDs Corporation
415-471-2700
investor@semileds.com

Erica Mannion
Investor Relations
Sapphire Investor Relations, LLC
415-471-2700
investor@semileds.com

SEMILEDS CORPORATION

Unaudited Condensed Consolidated Balance Sheets

(In thousands of U.S. dollars)

	November 30, 2014	August 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,723	$12,649
Accounts receivable, net	2,020	2,130
Accounts receivable from related parties, net	46	41
Inventories	8,788	9,212
Prepaid expenses and other current assets	1,755	1,909
Total current assets	21,332	25,941
Property, plant and equipment, net	24,676	27,063
Intangible assets, net	1,530	1,586
Goodwill	57	59
Investments in unconsolidated entities	2,119	2,204
Other assets	562	764
TOTAL ASSETS	$50,276	$57,617
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current installments of long-term debt	$1,797	$1,934
Accounts payable	1,605	2,675
Accrued expenses and other current liabilities	4,339	4,860
Total current liabilities	7,741	9,469
Long-term debt, excluding current installments	3,723	4,256
Total liabilities	11,464	13,725
Commitments and contingencies (Note 5)
EQUITY:
SemiLEDs stockholders’ equity
Common stock	—	—
Additional paid-in capital	171,400	170,953
Accumulated other comprehensive income	4,426	5,583
Accumulated deficit	(136,961)	(132,630)
Total SemiLEDs stockholders’ equity	38,865	43,906
Noncontrolling interests	(53)	(14)
Total equity	38,812	43,892
TOTAL LIABILITIES AND EQUITY	$50,276	$57,617

SEMILEDS CORPORATION

Unaudited Condensed Consolidated Statements of Operations

(In thousands of U.S. dollars and shares, except per share data)

	Three Months Ended
	November 30,	August 31,
	2014	2014
Revenues, net	$2,928	$2,278
Cost of revenues	4,471	5,322
Gross loss	(1,543)	(3,044)
Operating expenses:
Research and development	748	829
Selling, general and administrative	2,151	1,842
Total operating expenses	2,899	2,671
Loss from operations	(4,442)	(5,715)
Other income (expenses):
Equity in losses from unconsolidated entities, net	(35)	(31)
Interest expenses, net	(24)	(22)
Other income, net	30	360
Foreign currency transaction gain (loss), net	100	(3)
Total other income (expenses), net	71	304
Loss before income taxes	(4,371)	(5,411)
Income tax expense (benefit)	—	—
Net loss	(4,371)	(5,411)
Less: Net loss attributable to noncontrolling interests	(40)	(42)
Net loss attributable to SemiLEDs stockholders	$(4,331)	$(5,369)
Net loss per share attributable to SemiLEDs stockholders:
Basic and diluted	$(0.15)	$(0.19)
Shares used in computing net loss per share attributable to SemiLEDs stockholders:
Basic and diluted	28,446	28,443

SEMILEDS CORPORATION

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(In thousands of U.S. dollars, except per share data)

	Three Months Ended
	November 30,	August 31,
Non-GAAP Net Loss	2014	2014

GAAP net loss attributable to SemiLEDs stockholders	$(4,331)	$(5,369)
Adjustments:
Stock-based compensation expense	447	415
Income tax effect	—	—
Non-GAAP net loss attributable to SemiLEDs stockholders	$(3,884)	$(4,954)

Diluted net loss per share attributable to SemiLEDs stockholders:
GAAP net loss	$(0.15)	$(0.19)
Non-GAAP net loss	$(0.14)	$(0.17)

	Three Months Ended
	November 30,	August 31,
Free Cash Flow	2014	2014

Net cash used in operating activities	$(2,673)	$(1,931)
Less: Capital expenditures	601	771
Total free cash flows	$(3,274)	$(2,702)